UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Robert M. Slotky
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7383
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period:  November 30, 2009

Item 1. Reports to Stockholders.

FIMCO Select Fund

ANNUAL REPORT
For the Year Ended
November 30, 2009

FIMCO Select Fund

January 28, 2010

Dear Shareholder,

Fund Performance
The FIMCO Select Fund increased in value 13.34% from November 30, 2008 to November 30, 2009, while the S&P 500 Index increased by 25.39% and the S&P 1500 SuperComposite Index increased by 22.98% over the same time period.  Since inception of the Fund on December 29, 2005 through November 30, 2009, the Fund has depreciated 1.04%, the S&P 500 1.37% and the S&P 1500 SuperComposite Index 3.36%.  The Fund’s gross expense ratio is 2.19%.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (866) 653-4626. The Fund imposes a 2.00% redemption fee on shares held less than 90 days. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

This year was a tumultuous one, to say the least, with equity markets (S&P 500) reaching lows of 666 in March only to rebound to a high of 1113 in November (a gain of 67%) and is now currently at 1099. The volatility index, which is a measure of “fear” priced in the market, started at a high of approximately 69 only to end the period at approximately 25. The moves in both the market and the volatility index are due to the market’s perception that the unprecedented action on behalf of the Fed has stabilized underlying market movers such as housing price declines, asset valuations, etc.  During this same time, we have seen credit spreads tighten from historically wide levels to more normalized spreads, coupled with historically low benchmark yields due to the Fed’s easy money policy, which could be argued was designed to move investors out on the risk spectrum by making it unappealing to invest in “risk-free” Treasuries. The corporate credit market has become very stratified in that some names trade back at pre-crisis spreads (coupled with low benchmark yields…RISK!) while others, notably financials and lower rated issues, have been trading at attractive spread levels overall. The benchmark Treasuries have been trading below the 10th percentile relative to their long-term average yields and this is where we think many investors could realize losses going forward, a drag on performance at a minimum.

From the perspective of the Fund and its holdings, the Fund’s underperformance is primarily the result of being underweighted in the equity

FIMCO Select Fund

sector relative to the indices in a runaway bull market since its March lows.  The Fund held approximately 60-70% net long equities for much of the year versus 100% long equities for the S&P 500 and S&P 1500 SuperComposite Index. Demonstrating this, our short positions returned -13.5% on an equal weighted basis and our long positions returned 17.3% on an equal weighted basis. Due to the number of positions held relative to the indices, we expect that the Fund will be somewhat more volatile than the market as a whole. However, we do not view this as investment risk because of the quality of the holdings overall but as a source of potential outperformance.

Our best performing equity positions were Toronto-Dominion Bank (+81%), DOW Chemical (+58%), Microsoft (+49%), CenturyTel (+47%), and Medtronic (+43%). One thing we think is an important attribute, as mentioned previously, is the quality of the names listed above that posted these returns. When looking at total returns net of respective sector returns (called alpha or excess return), Apollo Group (+75%, a short position), CenturyTel (+42%), Toronto-Dominion (+24%), Medtronic (+17%), and Gentiva Health (+17%, a short position) were high performing positions. The Fund’s negative performers were led by Bed, Bath & Beyond (-81%, a short position), which rebounded in line with consumer discretionary retailers; VistaPrint (-34%, a short position), which, in our opinion, has a very “shady” business model; International Bancshares Corp (-25%, a short position), which was shorted based on the deterioration of the credit metrics in the loan portfolio; KB Home (-15%), which we believe is well positioned financially and product oriented to potentially benefit from any type of rebound in housing and Reliance Steel (-12%, a short position), which has moved in line with the Materials sector.

Shareholder Letter
As mentioned above, we feel that the Fund is strategically positioned to potentially take advantage of both a continued rebound and to mitigate downside risk by selective short positions. Over the last year, the net 60-70% long in a runaway bull market since March acted as a drag on performance. Any manager that matches upside in a bull run of the magnitude and velocity of the one we just witnessed typically has to take outsized “bets” that appear too good to be true when they work and devastating when they don’t work. The Fund is not run in such a manner. Our aim is to be positioned to achieve acceptable returns versus the risk taken (risk adjusted returns).

As far as overall market valuation is concerned, we believe (based on our metrics) that the market is in a range that offers muted upside for the market as a whole (but not extreme downside either).  Our valuation model shows the S&P 500 with approximately 18% upside potential (which we don’t consider

FIMCO Select Fund

statistically significant to cause one to over or underweight equities). The same does not hold true at the sector level with our models showing the following sectors with the most upside potential: Healthcare (+96%), Financial (+93%) and Telecommunications (+72%). Conversely, the following sectors appear overvalued Materials (-16%), Consumer Discretionary (-9%) and Energy (-8%).

On the economic front, the following are some key metrics that we are tracking closely.  First, housing prices have stabilized as evidenced by the Case-Shiller Housing Price Index, and months supply of housing has trended downward (7.7 months vs. 11.3 months in March of this year).  Additionally, housing starts are extraordinarily low (~600K versus ~1.5M average) as are housing permits (which is bullish for the supply/demand balance).  On the bank lending front, banks have over $1 trillion in excess reserves and the Fed Senior Lending Officers Survey’s, while still negative in nature, has improved from levels of extreme negativity. On the business and consumer front, inventories related to sales are at extremely low levels and have started trending upward, capacity utilization is at an extremely low level of 71% versus an average of 80% (good on the inflation front), and consumer confidence is also improving as reflected in both the University of Michigan and Consumer Confidence surveys to name a few.  Some continuing negative drags on the economy  are mortgage delinquencies remain very high at 9.6%, bank lending in virtually every loan class (while improving) still remains tepid and unemployment is still high at 10%.

We are still finding interesting positions that we feel offer compelling upside going forward in quality companies that should outperform more speculative companies over time. Many of these names have negative to flat growth expectations built into their valuations by Wall Street analysts; whereas, we have a longer term view that uses normalized growth rates which result in attractive valuation opportunities. Given the absence of the tailwind that has been prevalent since March of this year, we feel that stock selection should, once again, come to the forefront as we seek to achieve market beating returns in 2010.

Sincerely,

Gary T. Schoen, Chief Investment Officer

Please see the following page for important information.

FIMCO Select Fund

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk.  Principal loss is possible. The Fund may invest in options, which have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates.  The investment in options is not suitable for all investors.  The Fund regularly makes short sales of securities, which involves the risk that losses may exceed the original amount invested  The Fund may invest in smaller companies, which involve additional risks such as limited liquidity and greater volatility.

Opinions expressed are those of Gary T. Schoen and are subject to change, are not guaranteed and should not be considered investment advice.

The S&P 500 Index and the S&P 1500 SuperComposite Index are broad based unmanaged indices of 500 and 1500 stocks respectively, which are widely recognized as representative of the equity market in general. The Case-SchillerHousing Price Index is an index reflecting housing price changes within 20 metropolitan markets.  You cannot invest directly in an index.

Please refer to the Schedule of Investments on page 8 of this report for holdings information. The management commentary above as well as Fund holdings and asset/sector allocations should not be considered a recommendation to buy or sell any security. In addition, please note that Fund holdings and asset/sector allocations are subject to change.

Alpha is an annualized return measure of how much better or worse a fund’s performance is relative to an index of funds in the same category, after allowing for differences in risk.

The FIMCO Select Fund is distributed by Quasar Distributors, LLC (01/10)

FIMCO Select Fund

SECTOR ALLOCATION at November 30, 2009 (Unaudited)

Sector Allocation	% of Net Assets
Arts, Entertainment & Recreation	1.3%
Chemical Manufacturing	7.5%
Construction	2.0%
Finance	12.2%
Food & Beverage Manufacturing	7.7%
Information	18.1%
Insurance	13.4%
Mining	2.1%
Miscellaneous Manufacturing	18.7%
Petroleum & Coal Manufacturing	6.5%
Retail Trade	11.1%
Utilities	4.3%
Money Market	0.4%
Liabilities in Excess of Other Assets*	(5.3)%
Net Assets	100.0%

*  Includes short positions as of November 30, 2009.

EXPENSE EXAMPLE For the Six Months Ended November 30, 2009 (Unaudited)

As a shareholder of the FIMCO Select Fund (the “Fund”), you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (6/1/09 – 11/30/09).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses.  Although the Fund charges no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  Currently, if you request a redemption be made by wire, a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem shares that have been held for less than 90 days. An Individual Retirement Account (“IRA”) will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests, in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary and are not included in the

FIMCO Select Fund

EXPENSE EXAMPLE For the Six Months Ended November 30, 2009 (Unaudited) (Continued)

example below.  The example below includes, but is not limited to, investment advisory fees, fund accounting fees, custody fees and transfer agent fees.  However, the example below does not include portfolio trading commissions and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6). Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 6/1/09	Value 11/30/09	6/1/09 – 11/30/09*
Actual^	$1,000	$1,106	$9.55
Hypothetical (5% annual
return before expenses)+	$1,000	$1,016	$9.14

^	Excluding interest expense and dividends on short positions, your actual cost of investment in the Fund would be $7.92.
+	Excluding interest expense and dividends on short positions, your hypothetical cost of investment in the Fund would be $7.59.
*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six month period, including interest expense and dividends on short positions, of 1.81% (reflecting fee waivers in effect) multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).  If interest expense and dividends on short positions were excluded, the annualized expense ratio would have been 1.50% (reflecting fee waivers in effect).

FIMCO Select Fund

The one-year total return for the S&P 500 Index was 25.39%.

The average annual total return since the Fund’s inception (12/28/05) for the S&P 500® Index was (1.37)%.

The one-year total return for the S&P 1500 SuperComposite Index was 22.98%.

The average annual total return since the Fund’s inception (12/28/05) for the S&P 1500 SuperComposite Index was (3.36)%.

FIMCO Select Fund

SCHEDULE OF INVESTMENTS at November 30, 2009

Shares		Value

COMMON STOCKS: 104.9%

Apparel Manufacturing: 1.7%
8,800	Cintas Corp.	$247,192

Beverage & Tobacco Products: 5.4%
14,200	The Coca-Cola Co.1	812,240

Chemical Manufacturing: 7.5%
14,479	The Dow Chemical Co.	402,227
11,500	Johnson & Johnson1	722,660
		1,124,887
Computer & Electronic Products: 3.4%
22,000	Cisco Systems, Inc.*1	514,800

Construction of Buildings: 2.0%
21,700	KB Home	294,035

Credit Intermediation & Related Activities: 12.2%
5,000	Toronto-Dominion Bank	315,200
34,400	Wells Fargo & Co.	964,576
29,300	The Western Union Co.1	540,585
		1,820,361
Data Processing, Hosting & Related Services: 2.0%
6,800	Automatic Data
	Processing, Inc.	295,460

Fabricated Metal Products: 1.7%
8,900	The Shaw Group, Inc.*	253,917

Food Manufacturing: 2.3%
12,700	Kraft Foods, Inc.	337,566

General Merchandise Stores: 10.2%
5,900	Costco Wholesale Corp.1	353,469
21,500	Wal-Mart Stores, Inc.1	1,172,825
		1,526,294
Insurance Carriers & Related Activities: 13.4%
323	Berkshire Hathaway,
	Inc. - Class B*	1,083,019
1,600	Markel Corp.*1	542,400
8,600	Torchmark Corp.	373,928
		1,999,347
Machinery: 2.7%
25,000	General Electric Co.1	400,500

Miscellaneous: 2.5%
8,800	Medtronic, Inc.	373,472

Oil & Gas Extraction: 2.1%
7,900	Questar Corp.	313,393

Performing Arts, Spectator Sports &
Related Industries: 1.3%
7,300	Penn National
	Gaming, Inc.*	195,567

Petroleum & Coal Products: 6.5%
4,658	Chevron Corp.1	363,511
5,469	ConocoPhillips1	283,130
4,343	Exxon Mobil Corp.1	326,029
		972,670
Publishing Industries: 12.2%
31,600	Microsoft Corp.1	929,356
22,157	Oracle Corp.1	489,226
990	The Washington
	Post Co. - Class B	409,474
		1,828,056
Sporting Goods, Hobby, Book & Music Stores: 0.8%
90,900	Borders Group, Inc.*1	127,260

Telecommunications: 4.0%
16,600	CenturyTel, Inc.1	590,794

Transportation Equipment: 3.5%
10,000	The Boeing Co.	524,100

Utilities: 4.3%
13,500	Black Hills Corp.	318,195
12,200	DPL, Inc.	327,692
		645,887
Wood Products: 3.2%
22,000	Leucadia
	National Corp.*	473,440

TOTAL COMMON STOCKS
(Cost $15,604,238)		15,671,238

The accompanying notes are an integral part of these financial statements.

FIMCO Select Fund

SCHEDULE OF INVESTMENTS at November 30, 2009 (Continued)

Contracts
(100 shares per contract)	Value

CALL OPTION PURCHASED: 0.0%

Sporting Goods, Hobby, Book & Music Stores: 0.0%
329	Borders Group, Inc.,
Expiration:
January, 2010,
Exercise Price: $5.00	$1,645

TOTAL CALL OPTION PURCHASED
(Cost $177,298)	1,645

Shares
SHORT-TERM INVESTMENT: 0.4%

Money Market Fund: 0.4%
59,059	Fidelity Money Market
Portfolio - Select Class,
0.22%2	59,059

TOTAL SHORT-TERM INVESTMENT
(Cost $59,059)	59,059

TOTAL INVESTMENTS
IN SECURITIES: 105.3%
(Cost $15,840,595)	15,731,942
Liabilities in Excess
of Other Assets: (5.3)%	(793,124)
TOTAL NET ASSETS: 100.0%	$14,938,818

1
All or a portion of the security was purchased with the cash proceeds from securities sold short and is used for collateral on short sales.  The total market value of collateral for short sales is $6,284,607.

2	7-Day Yield
*	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

FIMCO Select Fund

SCHEDULE OF SECURITIES SOLD SHORT at November 30, 2009

Shares		Value
590	Apollo Group, Inc.	$33,671
14,416	Bed Bath &
	Beyond, Inc.	538,582
12,815	Blackbaud, Inc.	285,262
3,300	Entergy Corp.	259,545
15,100	Gentiva Health
	Services, Inc.	357,115
23,000	International
	Bancshares Corp.	385,710
7,500	MSC Industrial
	Direct Co., Inc.	344,250
7,300	New Jersey
	Resources Corp.	257,179
8,900	Reliance Steel &
	Aluminum Co.	363,832
6,100	VistaPrint NV	347,883

TOTAL SECURITIES SOLD SHORT
(Proceeds $2,813,264)		$3,173,029

The accompanying notes are an integral part of these financial statements.

FIMCO Select Fund

STATEMENT OF ASSETS AND LIABILITIES at November 30, 2009

ASSETS:
Investments in securities, at value
(Cost $15,840,595) (Note 2)	$15,731,942
Receivables:
Dividends and interest	50,191
Deposit for short sales	2,374,342
Prepaid expenses	4,128
Total assets	18,160,603

LIABILITIES:
Payables:
Securities sold short, at value (proceeds $2,813,264)	3,173,029
Dividends payable	3,757
Fund shares redeemed	2,500
Investment advisory fees, net	6,688
Administration fees	3,278
Custody fees	1,117
Fund accounting fees	4,454
Transfer agent fees	4,405
Chief Compliance Officer fees	1,232
Other accrued expenses	21,325
Total liabilities	3,221,785

NET ASSETS	$14,938,818
Net asset value, offering and redemption price per share
($14,938,818/1,604,905 shares outstanding; unlimited
number of shares authorized without par value)	$9.31

COMPONENTS OF NET ASSETS:
Paid-in Capital	$18,200,943
Undistributed net investment income	126,981
Accumulated net realized loss on investments and options	(2,920,688)
Net unrealized depreciation on investments and options	(108,653)
Net unrealized depreciation on securities sold short	(359,765)
Net assets	$14,938,818

The accompanying notes are an integral part of these financial statements.

FIMCO Select Fund

STATEMENT OF OPERATIONS For the Year Ended November 30, 2009

INVESTMENT INCOME
Dividends (net of foreign withholding tax of $1,184)	$374,051
Interest	16,254
Total investment income	390,305

EXPENSES (Note 3)
Investment advisory fees	143,704
Dividends on short positions	32,160
Administration fees	30,000
Transfer agent fees	27,575
Fund accounting fees	26,750
Audit fees	17,693
Interest expense	15,973
Reports to shareholders	8,586
Miscellaneous expense	8,469
Chief Compliance Officer fees	7,641
Custody fees	6,916
Trustee fees	5,863
Legal fees	3,642
Registration fees	3,000
Insurance expense	1,721
Total expenses	339,693
Less: fees waived	(76,113)
Net expenses	263,580
Net investment income	126,725

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND OPTIONS
Net realized loss on investments and options	(1,166,103)
Net realized gain on securities sold short	513,029
Net realized gain on written options	62,881
Change in net unrealized appreciation
on investments and options	3,330,057
Change in net unrealized depreciation
on securities sold short	(1,297,314)
Change in net unrealized depreciation on written options	(9,905)
Net realized and unrealized gain
on investments and options	1,432,645
Net increase in net assets
resulting from operations	$1,559,370

The accompanying notes are an integral part of these financial statements.

FIMCO Select Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	November 30,	November 30,
	2009	2008
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$126,725	$10,176
Net realized loss on
investments and options	(1,166,103)	(2,785,053)
Net realized gain on securities sold short	513,029	479,923
Net realized gain on written options	62,881	—
Change in net unrealized appreciation
(depreciation) on investments	3,330,057	(5,376,334)
Change in net unrealized depreciation
on securities sold short	(1,297,314)	(9,339)
Change in net unrealized appreciation
(depreciation) on written options	(9,905)	695,629
Net increase (decrease) in net assets
resulting from operations	1,559,370	(6,984,998)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(10,169)	—
From net realized gain	—	(716,641)
Total distributions to shareholders	(10,169)	(716,641)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from
net change in outstanding shares (a) (b)	(1,857,337)	(1,391,167)
Total decrease in net assets	(308,136)	(9,092,806)

NET ASSETS
Beginning of year	15,246,954	24,339,760
End of year	$14,938,818	$15,246,954
Undistributed net investment income	$126,981	$10,163

(a)	Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	November 30, 2009		November 30, 2008
	Shares	Value	Shares	Value
Shares sold	494,198	$4,000,370	321,749	$3,352,099
Shares issued in
reinvestment
of distributions	1,255	10,169	61,886	716,641
Shares redeemed (b)	(745,383)	(5,867,876)	(548,080)	(5,459,907)
Net decrease	(249,930)	$(1,857,337)	(164,445)	$(1,391,167)

(b)	Net of redemption fees of $2 and $558, respectively.

The accompanying notes are an integral part of these financial statements.

FIMCO Select Fund

STATEMENT OF CASH FLOWS For the Year Ended November 30, 2009

INCREASE (DECREASE) IN CASH

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$1,559,370
Adjustments to reconcile net increase (decrease)
in net assets from operations to net cash used
in operating activities:
Purchases of investments	(6,792,028)
Proceeds for dispositions of investments	6,457,661
Proceeds from short transactions	3,893,677
Purchase of cover short transactions	(3,035,234)
Sale of short-term investments, net	2,071,168
Increase in due to broker	(814,315)
Decrease in written options	(3,566)
Increase in prepaid expenses	(1,334)
Decrease in dividends and interest receivable	24,224
Decrease in accrued expenses	(1,878)
Amortization of premium	1,587
Unrealized appreciation on securities	(2,022,838)
Net realized (gain) loss on:
Long transactions	1,166,103
Short transactions	(513,029)
Written options	(62,881)
Net cash provided by operating activities	1,926,687

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	4,000,370
Payment on shares redeemed	(5,865,376)
Net cash used in financing activities	(1,865,006)
Net increase in cash	61,681

CASH:
Beginning balance	(61,681)
Ending balance	$—

Supplemental information:
Cash paid for interest on loan outstanding	$15,973

The accompanying notes are an integral part of these financial statements.

FIMCO Select Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the year/period

Year Ended	Year Ended	Year Ended	Period Ended
November 30,	November 30,	November 30,	November 30,
2009	2008	2007	2006 1
Net asset value at
beginning of year/period	$8.22	$12.05	$11.61	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment
income (loss)2,3	0.08	0.01	(0.05)	(0.02)
Net realized and unrealized
gain (loss) on investments	1.02	(3.49)	0.49	1.63
Total from investment operations	1.10	(3.48)	0.44	1.61

LESS DISTRIBUTIONS:
From net investment income	(0.01)	—	—	—
From net realized gain	—	(0.35)	—	—
Total distributions	(0.01)	(0.35)	—	—
Paid-in capital from
redemption fees (Note 2)	0.00	4	0.00	4	0.00	4	—
Net asset value at
end of year/period	$9.31	$8.22	$12.05	$11.61
Total Return	13.34%	(29.71)%	3.79%	16.10	%5

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of
year/period (millions)	$14.9	$15.2	$24.3	$20.5

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed7,11	2.36%	2.14%	2.01%	2.04	%6
After fees waived and
expenses absorbed8,11	1.83%	1.90%	1.91%	1.53	%6

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed9,11	0.35%	(0.19)%	(0.49)%	(0.79	)%6
After fees waived and
expenses absorbed10,11	0.88%	0.05%	(0.39)%	(0.28	)%6
Interest expense and
dividend/interest on
short positions	0.33%	0.40%	0.41%	0.03%
Portfolio turnover rate	47%	71%	75%	54	%5

1	Fund commenced operations on December 28, 2005.
2	Recognition of net income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
3
Net investment income per share before dividends on short positions for the years ended November 30, 2009, November 30, 2008, November 30, 2007 and the period ended November 30, 2006 was $0.10, $0.03, $0.00 and $(0.02), respectively.

4	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

FIMCO Select Fund

FINANCIAL HIGHLIGHTS (Continued)

5	Not annualized.
6	Annualized.
7
The ratio of expenses to average net assets includes dividends and interest expense on short positions.  The ratio excluding interest and dividend expense on short positions for the years ended November 30, 2009, November 30, 2008, November 30, 2007 and the period ended November 30, 2006 was 2.03%, 1.74%, 1.60% and 2.01%, respectively.

8
The ratio of expenses to average net assets  includes dividends and interest expense on short positions.  The ratio excluding interest and dividend expense on short positions for the years ended November 30, 2009, November 30, 2008, November 30, 2007 and the period ended November 30, 2006 was 1.50%, 1.50%, 1.50% and 1.50%, respectively.

9
The ratio of net investment income (loss) to average net assets includes dividends and interest expense on short positions.  The ratio excluding dividends and interest expense on short positions for the years ended November 30, 2009, November 30, 2008, November 30, 2007 and the period ended November 30, 2006 was 0.68%, 0.21%, (0.08)% and (0.76)%, respectively.

10
The ratio of net investment income (loss) to average net assets includes dividends and interest expense on short positions.  The ratio excluding dividends and interest expense on short positions for the years ended November 30, 2009, November 30, 2008, November 30, 2007 and the period ended November 30, 2006 was 1.21%, (0.45)%, 0.02% and (0.25)%, respectively.

11	Does not include expenses of the investment companies in which the Fund invests in.

The accompanying notes are an integral part of these financial statements.

FIMCO Select Fund

NOTES TO FINANCIAL STATEMENTS November 30, 2009 (Continued)

NOTE 1 – ORGANIZATION

FIMCO Select Fund (the “Fund”) is a diversified series of shares of beneficial interest of the Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company.  The Fund commenced operations on December 28, 2005.

The Fund’s investment objective is long-term growth of capital.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Short-term securities that have a maturity of less than 60 days, at time of purchase, are valued at cost, which when combined with accrued interest, approximates market value.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”).  NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of

FIMCO Select Fund

NOTES TO FINANCIAL STATEMENTS November 30, 2009 (Continued)

Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of November 30, 2009, the Fund did not hold fair valued securities.

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.
Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

Level 3 –
Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The following is a summary of the inputs used to value the Fund’s net assets as of November 30, 2009:

FIMCO Select Fund

NOTES TO FINANCIAL STATEMENTS November 30, 2009 (Continued)

Description	Level 1	Level 2	Level 3	Total
Equity
Arts, Entertainment
& Recreation	$195,567	$—	$—	$195,567
Construction	294,035	—	—	294,035
Finance & Insurance	3,819,708	—	—	3,819,708
Information	2,714,310	—	—	2,714,310
Manufacturing	6,034,784	—	—	6,034,784
Mining	313,393	—	—	313,393
Retail Trade	1,653,554	—	—	1,653,554
Utilities	645,887	—	—	645,887
Total Equity	15,671,238	—	—	15,671,238
Call Option Purchased	1,645	—	—	1,645
Short-Term Investment	59,059	—	—	59,059
Total Investments
in Securities	$15,731,942	$—	$—	$15,731,942

Securities Sold Short
Educational Services	$33,671	$—	$—	$33,671
Finance & Insurance	385,710	—	—	385,710
Health Care &
Social Assistance	357,115	—	—	357,115
Information	285,262	—	—	285,262
Professional, Scientific
& Technical Services	347,883	—	—	347,883
Retail Trade	882,832	—	—	882,832
Transportation &
Warehousing	257,179	—	—	257,179
Utilities	259,545	—	—	259,545
Wholesale Trade	363,832	—	—	363,832
Total Securities
Sold Short	$3,173,029	$—	$—	$3,173,029

The Fund has adopted enhanced disclosure regarding derivatives and hedging activity intended to improve financial reporting of derivative instruments by enabling investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

FIMCO Select Fund

NOTES TO FINANCIAL STATEMENTS November 30, 2009 (Continued)

The Fund may buy or sell options as a hedge. The Fund may purchase puts, sell covered calls or use a combination of both puts and covered calls referred to as “collars”.  A collar is used to offset the cost of a put and locks in the highest and lowest dollar amount that could be received on the sale of a portfolio holding.  Frontier Investment Management Co. may also purchase a call instead of, or in addition to, purchasing shares of a security or sell a put on a security the Fund does not hold in its portfolio to establish an entry price it is willing to pay to invest in that security.  Options on an index may be used to hedge the Fund’s overall portfolio.

Statement of Assets and Liabilities

Fair values of Derivative Instruments as of November 30, 2009:

	Asset Derivatives		Liability Derivatives
	as of November 30, 2009		as of November 30, 2009
	Balance Sheet		Balance Sheet
Hedging Instruments	Location	Fair Value	Location	Fair Value
Equity Contracts	Investments
in securities,
	at Value	$1,645	None	$ —
Total		$1,645		$ —

Statement of Operations

The effect of Derivative Instruments on the Statement of Operations for the year ended November 30, 2009:

	Location of	Realized	Change in
	Gain (Loss)	Gain (Loss)	Unrealized Appreciation
	on Derivatives	on Derivatives	(Depreciation)
	Recognized	Recognized	on Derivatives
Hedging Instruments	in Income	in Income	Recognized in Income
Equity Contracts	Realized and	$(82,740)	$102,122
Unrealized
Gain (Loss)
on Investments
and Options

B.
Option Contracts. The Fund may purchase call options on securities and indices.  As the holder of a call option, the Fund has the right to purchase the underlying security at the exercise price at any time until the expiration date.  The Fund may enter into closing sale transactions with respect to such options, exercise such options or permit such

FIMCO Select Fund

NOTES TO FINANCIAL STATEMENTS November 30, 2009 (Continued)

options to expire.  If an option expires on the stipulated date or if the Fund enters into a closing sale transaction, a gain or loss is realized.  If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call.  The Fund may write (sell) call options on securities and indices.  When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.  The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

C.
Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and at least 98% of its net realized capital gains (earned during the twelve months ended November 30) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.  At November 30, 2009 the Fund had capital loss carry forwards in the amount $2,319,771, which expire on November 30, 2016 and $582,524, which expire on November 30, 2017.

FIMCO Select Fund

NOTES TO FINANCIAL STATEMENTS November 30, 2009 (Continued)

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax position, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2006-2008), or expected to be taken in the Fund’s 2009 tax returns.  The Fund identifies their major tax jurisdictions as U.S. Federal and Massachusetts State; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

D.
Securities Transactions and Investment Income. Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a high cost basis.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received.  Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

E.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Fund are normally declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

F.
Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

G.
Share Valuation. The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding, rounded to the nearest cent.  The Fund’s shares will not be priced on

FIMCO Select Fund

NOTES TO FINANCIAL STATEMENTS November 30, 2009 (Continued)

the days on which the NYSE is closed for trading.  The offering and redemption price is equal to the Fund’s net asset value per share.  The Fund charges a 2.00% redemption fee on shares held less than 90 days.  This fee is deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund will retain the fee charged as paid-in capital and such fees become part of the Fund’s daily NAV calculation.

H.
Short Sales. The Fund may sell a security it does not own in anticipation of a decline in the value of that security.  When the Fund sells securities short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale.  A gain is limited to the difference between the price at which the Fund sold the security short and the price the Fund pays to purchase the security to terminate the short sale, or a sale.  The Fund is liable for any dividends payable on the securities while those securities are in a short position.  As collateral for its short positions, the Fund is required by the 1940 Act to maintain segregated assets consisting of cash, cash equivalents or liquid securities.  These segregated assets are required to be adjusted daily to reflect changes in the market value of the securities sold short.  The Fund has entered into a Special Custody Account Agreement with Bear Stearns Securities Corp. (“Bear Stearns”) in which collateral for its short positions consist of segregated securities owned by the Fund.  Bear Stearns charges the Fund a fee equal to a 2.00% spread on the outstanding short position’s market value.  For the year ended November 30, 2009, the Fund incurred net interest expense on short positions of $15,973.

I.
Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

J.
Reclassification of Capital Accounts. Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended November 30, 2009, undistributed net investment income was increased by $262 and accumulated net realized loss was increased by $262.

FIMCO Select Fund

NOTES TO FINANCIAL STATEMENTS November 30, 2009 (Continued)

K.
Subsequent Events. In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through January 28, 2010, the date the financial statements were available to be issued.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Frontier Investment Management Co., (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”). Under the Agreement, the Advisor furnishes all investment advice, office space, certain administrative services and provides most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund.  For the year ended November 30, 2009, the Fund incurred $143,704 in investment advisory fees.

The Advisor has contractually agreed to limit the Fund’s annual ratio of expenses to 1.50% of the Fund’s average net assets.  The contract’s term is indefinite and may be terminated only by the Board of Trustees.  For the year ended November 30, 2009, the Advisor has waived $76,113 in fees for the Fund.

The Advisor is permitted to seek reimbursement from the Fund, subject to limitations, for fees waived and/or Fund expenses it pays over the following three years after such payment.  At November 30, 2009, the cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Fund that may be reimbursed was $151,016.  The Advisor may recapture a portion of the above amount no later than the dates as stated below:

Year of Expiration	Amount
November 30, 2010	$24,868
November 30, 2011	$50,035
November 30, 2012	$76,113

The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.  Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund.  USBFS also serves as the Fund’s fund accountant, transfer agent, dividend disbursing agent and registrar.  The Administrator prepares various federal and state regulatory filings, reports and

FIMCO Select Fund

NOTES TO FINANCIAL STATEMENTS November 30, 2009 (Continued)

returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals.  For its services, the Administrator receives a monthly fee at the following annual rates:

Minimum	$30,000
$0 to $50 million	0.12% of average daily net assets
$50 to $200 million	0.10% of average daily net assets
Over $200 million	0.05% of average daily net assets

For the year ended November 30, 2009, the Fund incurred $30,000 in administration fees.  The officers of the Trust are employees of the Administrator.  The Chief Compliance Officer is also an employee of the Administrator.  For the year ended November 30, 2009, the Fund was allocated $7,641 of the Trust’s Chief Compliance Officer fee.

Quasar Distributors, LLC, (the “Distributor”) serves as principal underwriter for shares of the Fund, and acts as the Fund’s Distributor in a continuous public offering of the Fund’s shares.  U.S. Bank, N.A. serves as custodian (the “Custodian”) to the Fund.  Both the Distributor and Custodian are affiliates of the Administrator.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2009, the cost of purchases and proceeds from sales of securities, excluding short-term investments, was $6,768,808 and $6,453,822, respectively.

For the year ended November 30, 2009, there were no purchases or sales of long-term U.S. Government securities.

For the year ended November 30, 2009, the cost of investments purchased to cover short sales and the proceeds from investments sold short were $3,035,234 and $3,893,677, respectively.

FIMCO Select Fund

NOTES TO FINANCIAL STATEMENTS November 30, 2009 (Continued)

NOTE 5 – OPTIONS WRITTEN

Transactions in options written for the year ended November 30, 2009, were as follows:

	Number of	Premium
	Contracts	Amount
Balance at November 30, 2008	381	$66,447
Opened	207	37,205
Expired	(322)	(47,330)
Exercised	—	—
Closed	(266)	(56,322)
Balance at November 30, 2009	—	$—

NOTE 6 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended November 30, 2009 and 2008, respectively, for the Fund was as follows:

	2009	2008
Distributions paid from:
Ordinary income	$10,169	$—
Long-term capital gain	—	716,641
	$10,169	$716,641

As of November 30, 2009, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments	$13,045,724
Gross unrealized appreciation on long positions	1,969,826
Gross unrealized depreciation on long positions	(2,088,926)
Net unrealized depreciation on long positions	$(119,100)
Gross unrealized depreciation on short positions	(367,711)
Gross unrealized depreciation on options written	—
Net unrealized depreciation on short positions and options	$(367,711)
Total net unrealized depreciation on investments	(486,811)
Undistributed ordinary income	126,981
Undistributed long-term capital gain	—
Total distributable earnings	126,981
Other accumulated losses	(2,902,295)
Total accumulated losses	$(3,262,125)

Differences between book losses and tax losses are attributable to the tax treatment of wash sales and foreign currency.

FIMCO Select Fund

NOTES TO FINANCIAL STATEMENTS November 30, 2009 (Continued)

NOTE 7 – CREDIT FACILITY

U.S. Bank, N.A. (the “Bank”) has made available to the Fund a credit facility for the purpose of to be used for temporary or extraordinary purposes.  During the year ended November 30, 2009 the Fund utilized the line of credit on November 25, 2009 in the amount of $109,000.  The interest rate on the outstanding principal was 3.25% and the interest expense amounted to $20.  The line of credit was paid in full on November 27, 2009.  At November 30, 2009, the Fund did not have an outstanding loan balance.

FIMCO Select Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders of
Professionally Managed Portfolios

We have audited the accompanying statements of assets and liabilities of the FIMCO Select Fund, a series of shares of Professionally Managed Portfolios (the “Trust”), including the schedule of investments as of November 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period December 28, 2005 (commencement of operations) through November 30, 2006.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of November 30, 2009 by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the FIMCO Select Fund as of November 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period December 28, 2005 through November 30, 2006, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 28, 2010

FIMCO Select Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The overall management of the business and affairs of the Trust is vested with its Board of Trustees (the “Board”). The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, the Administrator, Custodian and Transfer Agent. The day-to-day operations of the Trust are delegated to its officers, subject to the Fund’s investment objectives, strategies, policies and to general supervision by the Board.

The current Trustees and executive officers of the Trust, their dates of birth and positions with the Trust, term of office with the Trust and length of time served, their principal occupations for the past five years and other directorships held are set forth in the table below. Unless noted otherwise, each person has held the positions listed for a minimum of five years.

Number of
		Term		Portfolios
		of Office	Principal	in Fund
	Position	and Length	Occupation	Complex(2)	Other
Name, Age	with the	of Time	During Past	Overseen	Directorships
and Address	Trust(1)	Served	Five Years	by Trustees	Held

Independent Trustees of the Trust

Dorothy A. Berry	Chairman	Indefinite	President, Talon	1	Trustee;
(born 1943)	and	Term;	Industries, Inc.		Allegiant
2020 E. Financial Way	Trustee	Since	(administrative,		Funds.
Suite 100		May 1991.	management and
Glendora, CA 91741			business consulting);
formerly, Executive
Vice President and
Chief Operating
Officer, Integrated
Asset Management
(investment advisor
and manager) and
formerly, President,
Value Line, Inc.
(investment advisory
and financial
publishing firm).

FIMCO Select Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
		Term		Portfolios
		of Office	Principal	in Fund
	Position	and Length	Occupation	Complex(2)	Other
Name, Age	with the	of Time	During Past	Overseen	Directorships
and Address	Trust(1)	Served	Five Years	by Trustees	Held

Wallace L. Cook	Trustee	Indefinite	Investment	1	The Dana
(born 1939)		Term;	Consultant;		Foundation;
2020 E. Financial Way		Since	formerly, Chief		The
Suite 100		May 1991.	Executive Officer,		University of
Glendora, CA 91741			Rockefeller Trust Co.,		Virginia Law
			(prior thereto Senior		School
			Vice President), and		Foundation.
Managing Director,
Rockefeller & Co.
(Investment Manager
and Financial Advisor);
formerly, Senior Vice
President, Norton Simon, Inc.

Carl A. Froebel	Trustee	Indefinite	Owner, Golf	1	None.
(born 1938)		Term;	Adventures, LLC,
2020 E. Financial Way		Since	(Vacation Services);
Suite 100		May 1991.	formerly, President
Glendora, CA 91741			and Founder,
National Investor
Data Services, Inc.
(investment related
computer software).

Steven J. Paggioli	Trustee	Indefinite	Consultant, since	1	Independent
(born 1950)		Term;	July 2001; formerly,		Trustee, The
2020 E. Financial Way		Since	Executive Vice		Managers
Suite 100		May 1991.	President,		Funds,
Glendora, CA 91741			Investment Company		Managers
			Administration, LLC		AMG Funds;
			(“ICA”) (mutual		Advisory
			fund administrator).		Board
Member,
Sustainable
Growth
Advisers, LP;
Independent
Director,
Chase
Investment
Counsel.

FIMCO Select Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
		Term		Portfolios
		of Office	Principal	in Fund
	Position	and Length	Occupation	Complex(2)	Other
Name, Age	with the	of Time	During Past	Overseen	Directorships
and Address	Trust(1)	Served	Five Years	by Trustees	Held

Officers of the Trust

Robert M. Slotky	President	Indefinite	Senior Vice	Not	Not
(born 1947)		Term; Since	President,	Applicable.	Applicable.
2020 E. Financial Way		August	U.S. Bancorp
Suite 100		2002.	Fund Services,
	Chief	Indefinite	LLC, since July
	Compliance	Term; Since	2001.
	Officer	September
2004.
	Anti-Money	Indefinite
	Laundering	Term;
	Officer	Since
December
2005.

Eric W. Falkeis	Executive	Indefinite	Senior Vice	Not	Not
(born 1973)	Vice	Term;	President, U.S.	Applicable.	Applicable.
615 East Michigan St.	President	Since	Bancorp Fund
Milwaukee, WI 53202		November	Services, LLC,
		2009.	since September
1997; Chief Financial
Officer, U.S. Bancorp
Fund Services, LLC,
since April 2006.

Patrick J. Rudnick	Treasurer	Indefinite	Vice President,	Not	Not
(born 1973)		Term;	U.S. Bancorp Fund	Applicable.	Applicable.
615 East Michigan St.		Since	Services, LLC,
Milwaukee, WI 53202		November	since 2006;
		2009.	formerly, Manager,
Pricewaterhouse-
Coopers LLP
(1999-2006).

FIMCO Select Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
		Term		Portfolios
		of Office	Principal	in Fund
	Position	and Length	Occupation	Complex(2)	Other
Name, Age	with the	of Time	During Past	Overseen	Directorships
and Address	Trust(1)	Served	Five Years	by Trustees	Held

Elaine E. Richards	Secretary	Indefinite	Vice President and	Not	Not
(born 1968)		Term;	Legal Compliance	Applicable.	Applicable.
2020 E. Financial Way		Since	Officer, U.S.
Suite 100		February	Bancorp Fund
Glendora, CA 91741		2008	Services, LLC, since
July 2007; formerly
Vice President and
Senior Counsel, Wells
Fargo Funds
Management, LLC
(2004-2007); formerly,
Vice President and
Legal Compliance
Officer, U.S. Bancorp
Fund Services, LLC
(1998-2004).

(1)	The Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor does it share the same investment advisor with any other series.

FIMCO Select Fund

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free at (866) 653-4626 and on the Fund’s website at www.fimcofunds.com.  Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent year ended June 30 is available without charge, upon request, by calling (866) 653-4626 or through the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q.  The Fund’s Form N-Q is available without charge, upon request, by calling toll-free at (866) 653-4626.  Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.  In addition, the Fund’s schedule of portfolio holdings is posted on its website at www.fimcofunds.com within ten business days after calendar quarter end.

FIMCO Select Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on August 3 and 4, 2009, the Board of Trustees (the “Board”) (which is comprised entirely of persons who are Independent Trustees as defined under the Investment Company Act) considered and approved the continuance of the Advisory Agreement for the FIMCO Select Fund, a series of Professionally Managed Portfolios with Frontier Investment Management Co. for another annual term.  At this meeting and at a prior meeting held on June 16, 2009, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services provided by the Advisor to the Fund under the Advisory Agreement.  In addition, the Board engaged an independent third party consulting firm to review the nature and quality of the information presented to the Board.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement. The Board considered the Advisor’s specific responsibilities in all aspects of day-to-day investment management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, and the Advisor’s business continuity plan.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss various marketing and compliance topics.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality, cost and extent of such management services are satisfactory and reliable.

2.	The Fund’s historical year-to-date performance and the overall performance of the Advisor. In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the

FIMCO Select Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

performance of the Fund, as of March 31, 2009, on both an absolute basis, and in comparison to its peer funds utilizing Lipper classifications.

The Board noted that the Fund’s performance was in line with or above the median of its peer group for all relevant periods.  The Board took into account that during the course of the prior year they had met with the Advisor in-person to discuss various performance topics, including its recent performance.  The Board concluded that it was satisfied with the Fund’s short- and long-term performance.

3.
The costs of the services to be provided by the Advisor and the structure of the Advisor’s fees under the Advisory Agreement. In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to its peer funds and separate accounts for other types of clients advised by the Advisor, as well as all expense waivers and reimbursements.

The Trustees noted that the Advisor had contractually agreed to maintain an annual expense ratio of 1.50%.  Additionally, the Trustees noted that the Fund’s total expense ratio and the contractual advisory fee appeared to be in line with the peer group median.  In addition, the Trustees noted that the Fund’s expenses were not outside the range of its peer group.  The Board considered the level of the Advisor’s subsidization when considering the Fund’s expenses.

4.
Economies of Scale. The Board also considered that economies of scale would be expected to be realized by the Advisor as the assets of the Fund grow.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse expenses so that the Fund does not exceed its specified expense limitation.  The Board concluded that there were no effective economies of scale to be shared with the Fund at current asset levels, but considered revisiting this issue in the future as circumstances changed and asset levels increased.

5.
The profits to be realized by the Advisor and its affiliates from their relationship with the Fund.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund.  The Board considered the profitability to the Advisor from its relationship with the Fund and considered any additional benefits derived by the Advisor from its relationship with the Fund.  The Board noted that the Fund does not currently have any “soft dollar” arrangements and does

FIMCO Select Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

not charge any 12b-1 fees.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement, but rather the Board based its determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the advisory fee, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

PRIVACY NOTICE

The Fund collects non-public personal information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us verbally; and/or

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

Investment Advisor
FRONTIER INVESTMENT MANAGEMENT CO.
8401 N. Central Expwy, Ste. 645, LB 31
Dallas, TX 75225

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. BANK, N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, WI 53202

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
PAUL, HASTINGS, JANOFSKY & WALKER, LLP
75 E. 55th Street, Floor 15
New York, NY 10022

FIMCO Select Fund
Symbol – FMCOX
CUSIP – 742935398

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Ms. Dorothy A. Berry and Messrs. Wallace L. Cook, Carl A. Froebel and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2009	FYE 11/30/2008
Audit Fees	$16,000	$16,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,200	$2,200
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2009	FYE 11/30/2008
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2009	FYE 11/30/2008
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)      /s/Robert M. Slotky
Robert M. Slotky, President

Date   February 4, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Robert M. Slotky
Robert M. Slotky, President

Date   February 4, 2010

By (Signature and Title)      /s/Patrick J. Rudnick
Patrick J. Rudnick, Treasurer

Date      February 2, 2010

•	Print the name and title of each signing officer under his or her signature.